Hedges and Derivative Financial Instruments	12 Months Ended
Dec. 31, 2020
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Hedges and Derivative Financial Instruments	HEDGES AND DERIVATIVE FINANCIAL INSTRUMENTS Derivative instruments are accounted for at fair value based on market rates. Derivatives where we elect hedge accounting are designated as either cash flow, fair value or net investment hedges. Derivatives that are not accounted for based on hedge accounting are marked to market through earnings. If the designated cash flow hedges are highly effective, the gains and losses are recorded in other comprehensive income (loss) and subsequently reclassified to earnings to offset the impact of the hedged items when they occur. In the event it becomes probable the forecasted transaction to which a cash flow hedge relates will not occur, the derivative would be terminated and the amount in accumulated other comprehensive income (loss) would be recognized in earnings. The fair value of the hedge asset or liability is present in either other current assets/liabilities or other noncurrent assets/liabilities on the Consolidated Balance Sheets and in other within cash provided by (used in) operating activities in the Consolidated Statements of Cash Flows.
Using derivative instruments means assuming counterparty credit risk. Counterparty credit risk relates to the loss we could incur if a counterparty were to default on a derivative contract. We generally deal with investment grade counterparties and monitor the overall credit risk and exposure to individual counterparties. We do not anticipate nonperformance by any counterparties. The amount of counterparty credit exposure is limited to the unrealized gains, if any, on such derivative contracts. We do not require nor do we post collateral on such contracts.
Hedging Strategy
In the normal course of business, we manage risks relating to our ongoing business operations including those arising from changes in commodity prices, foreign exchange rates and interest rates. Fluctuations in these rates and prices can affect our operating results and financial condition. We use a variety of strategies, including the use of derivative instruments, to manage these risks. We do not enter into derivative financial instruments for trading or speculative purposes.
Commodity Price Risk
We enter into commodity derivative contracts on various commodities to manage the price risk associated with forecasted purchases of materials used in our manufacturing process. The objective of these hedges is to reduce the variability of cash flows associated with the forecasted purchase of commodities.
Foreign Currency and Interest Rate Risk
We incur expenses associated with the procurement and production of products in a limited number of countries, while we sell in the local currencies of a large number of countries. Our primary foreign currency exchange exposures result from cross-currency sales of products. As a result, we enter into foreign exchange contracts to hedge certain firm commitments and forecasted transactions to acquire products and services that are denominated in foreign currencies. We enter into certain undesignated non-functional currency asset and liability hedges that relate primarily to short-term payables, receivables, intercompany loans and dividends. When we hedge a foreign currency denominated payable or receivable with a derivative, the effect of changes in the foreign exchange rates are reflected currently in interest and sundry (income) expense for both the payable/receivable and the derivative. Therefore, as a result of the economic hedge, we do not elect hedge accounting.
We also enter into hedges to mitigate currency risk primarily related to forecasted foreign currency denominated expenditures, intercompany financing agreements and royalty agreements and designate them as cash flow hedges. Gains and losses on derivatives designated as cash flow hedges, to the extent they are included in the assessment of effectiveness, are recorded in other comprehensive income (loss) and subsequently reclassified to earnings to offset the impact of the hedged items when they occur.
We may enter into cross-currency interest rate swaps to manage our exposure relating to cross-currency debt. Outstanding notional amounts of cross-currency interest rate swap agreements were $1,275 million at December 31, 2020 and 2019, respectively.
We may enter into interest rate swap agreements to manage interest rate risk exposure. Our interest rate swap agreements, if any, effectively modify our exposure to interest rate risk, primarily through converting certain floating rate debt to a fixed rate basis, and certain fixed rate debt to a floating rate basis. These agreements involve either the receipt or payment of floating rate amounts in exchange for fixed rate interest payments or receipts, respectively, over the life of the agreements without an exchange of the underlying principal amounts. We may enter into swap rate lock agreements to effectively reduce our exposure to interest rate risk by locking in interest rates on probable long-term debt issuances. Outstanding notional amounts of interest rate swap agreements were $300 million at December 31, 2020 and 2019, respectively.
Net Investment Hedging
The following table summarizes our foreign currency denominated debt and foreign exchange forwards/options designated as net investment hedges at December 31, 2020 and 2019:

	Notional (local)				Notional (USD)		Current Maturity
Instrument	2020		2019		2020	2019
Senior note - 0.625%		€—		€500	$—	$561	March 2020
Foreign exchange forwards/options	MXN	7,200	MXN	7,200	$362	$382	August 2022
For instruments that are designated and qualify as a net investment hedge, the effective portion of the instruments' gain or loss is reported as a component of other comprehensive income (loss) and recorded in accumulated other comprehensive loss. The gain or loss will be subsequently reclassified into net earnings when the hedged net investment is either sold or substantially liquidated. The remaining change in fair value of the hedge instruments represents the ineffective portion, which is immediately recognized in interest and sundry (income) expense on our Consolidated Statements of Income. As of December 31, 2020, there was no ineffectiveness on hedges designated as net investment hedges. Due to the volatility in the macroeconomic environment caused by the COVID-19 pandemic, we evaluated and dedesignated a nominal amount of certain foreign exchange cash flow hedges in the first quarter of 2020. No material amount was dedesignated during the twelve months ended December 31, 2020.
The following table summarizes our outstanding derivative contracts and their effects on our Consolidated Balance Sheets at December 31, 2020 and 2019:

			Fair Value of				Type of Hedge
	Notional Amount		Hedge Assets		Hedge Liabilities			Maximum Term (Months)
Millions of dollars	2020	2019	2020	2019	2020	2019		2020	2019
Derivatives accounted for as hedges(1)
Commodity swaps/options	$215	$174	$39	$4	$4	$10	(CF)	30	21
Foreign exchange forwards/options	3,028	3,177	58	94	110	84	(CF/NI)	134	32
Cross-currency swaps	1,275	1,275	23	25	86	23	(CF)	98	110
Interest rate derivatives	300	300	—	6	28	—	(CF)	53	65
Total derivatives accounted for as hedges			$120	$129	$228	$117
Derivatives not accounted for as hedges
Commodity swaps/options	$1	$1	$—	$—	$—	$—	N/A	0	7
Foreign exchange forwards/options(2)	4,161	3,182	25	15	96	22	N/A	12	12
Total derivatives not accounted for as hedges			$25	$15	$96	$22
Total derivatives			$145	$144	$324	$139

Current			$103	$55	$152	$61
Noncurrent			42	89	172	78
Total derivatives			$145	$144	$324	$139
(1)Derivatives accounted for as hedges are considered either cash flow (CF) or net investment (NI) hedges.
(2)Foreign exchange forwards/options have increased due to hedging of future intercompany loan.
The following tables summarize the effects of derivative instruments on our Consolidated Statements of Income (Loss) and Consolidated Statements of Comprehensive Income (Loss) for the years ended December 31, 2020 and 2019:

		Gain (Loss) Recognized in OCI (Effective Portion) (3)
Cash Flow Hedges - Millions of dollars		2020	2019
Commodity swaps/options		$22	$(4)
Foreign exchange forwards/options		9	60
Cross-currency swaps		(40)	9
Interest rate derivatives		(34)	6
Net investment hedges - foreign currency		1	5
		$(42)	$76

	Location of Gain (Loss) Reclassified from OCI into Earnings (Effective Portion)	Gain (Loss) Reclassified from OCI into Earnings (Effective Portion)(4)
Cash Flow Hedges - Millions of dollars		2020	2019
Commodity swaps/options (3)	Cost of products sold	$(20)	$(22)
Foreign exchange forwards/options	Net sales	7	(4)
Foreign exchange forwards/options	Cost of products sold	30	16
Foreign exchange forwards/options	Interest and sundry (income) expense	(54)	73
Cross-currency swaps	Interest and sundry (income) expense	(89)	26
Interest rate derivatives	Interest expense	—	(1)
		$(126)	$88

	Location of Gain (Loss) Recognized on Derivatives not Accounted for as Hedges	Gain (Loss) Recognized on Derivatives not Accounted for as Hedges (3)
Derivatives not Accounted for as Hedges - Millions of dollars		2020	2019
Foreign exchange forwards/options	Interest and sundry (income) expense	$(1)	$30
(3)Change in gain (loss) recognized in OCI (effective portion) is primarily driven by currency fluctuations and declines in commodity prices and interest rates compared to the prior year. The tax impact of the cash flow hedges was $(16) million and $4 million in 2020 and 2019, respectively. The tax impact of the net investment hedges was $1 million and $2 million in 2020 and 2019, respectively.
(4)Change in gain (loss) reclassified from OCI into earnings (effective portion) was primarily driven by fluctuations in currency and commodity prices and interest rates compared to prior year.
For cash flow hedges, the amount of ineffectiveness recognized in interest and sundry (income) expense was nominal during 2020 and 2019. There were no hedges designated as fair value in 2020 and 2019. The net amount of unrealized gain or loss on derivative instruments included in accumulated other comprehensive income (loss) related to contracts maturing and expected to be realized during the next twelve months is a gain of approximately $36 million at December 31, 2020.